JUNE 22, 1999

MYWEB INC.

DEAR DANNY,

                              LETTER OF AGREEMENT

The following constitutes our mutual understanding with respect to your retention of Ogilvy Public Relations Worldwide (hereinafter "Ogilvy PR") as public relations consultant to "MyWeb" (hereinafter "CLIENT").

A. As public relations consultant, Ogilvy PR will provide communications counsel and services as described in the attached proposal presented today, June 22, 1999.

B. Ogilvy PR will perform these services in accordance with the following terms:

     1)   This agreement is effective as immediately upon your signature.

     2) We shall provide these services as independent contractors, not as your employee or agent. We shall not undertake any major activities nor make any commitments on your behalf without your approval.

     3) Ogilvy PR will bill "CLIENT" in two stages for this launch campaign. The first invoice will be presented upon signature of this agreement for 1/3 of the agreed to fees. A second invoice will be presented on July 15 for the second 1/3 payment, with a third invoice presented on August 15 for the third and final payment for the pre-launch activities. The total cost, as outlined in the attached proposal,
          will not exceed US$     [***]      for pre-launch public relations
          activities. Additional projects will require agreement by both parties, after assessing the results of the pre-launch campaign.

     4) All additional approved projects and work activity outside of the scope of the agreed activity will be billed as "Special Projects" and these will be executed upon signed agreements by you of quotations presented by us.

     5) Outside costs for the execution of this program will include such items as translation, photocopying, transportation, press clippings,
          etc. and these expenses will be billed to "CLIENT"   [***]

     6)   Ogilvy PR shall be entitled to a     [***]    % agency commission on
          the production of all print or audio-visual materials and other items constructed or designed on "CLIENT's" behalf. All production estimates
          must be approved in writing by "CLIENT", at which time     [***]
          is payable. The remaining     [***]    is payable upon completion of
          the production.

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     7)   "CLIENT" agrees to pay our invoices upon receipt. If payments are not received within 60 days, Ogilvy PR will impose a finance charge of one and one-half percent (1 1/2%) per month on the unpaid balance or the maximum lesser rate allowed by law.

     8) In the event that we incur costs, disbursement and/or legal fees in an effort to collect our invoices, you agree to reimburse us for these expenses.

     9) "CLIENT" will indemnify and hold Ogilvy PR harmless with respect to any claims or actions instituted by any third party which result from the use by Ogilvy PR of material furnished to Ogilvy PR by "CLIENT" or where material created by Ogilvy PR is substantially changed by "CLIENT" or arising out of the nature or use of "CLIENT's" products(s). Information or data obtained by Ogilvy PR from "CLIENT" to substantiate claims or statements released by Ogilvy PR on "CLIENT's" behalf shall be deemed to be "materials furnished to Ogilvy PR by "CLIENT". This paragraph, insofar as it applies to work undertaken while this agreement is in effect, shall survive the termination of this agreement.

      10) (a) Ogilvy PR acknowledges and agrees that it will have access to, or become acquainted with, confidential information of "CLIENT". For the purpose of this agreement, confidential information shall mean any information of "CLIENT", whether or not developed by Ogilvy PR, including but not limited to information which relates to all ideas, designs, methods, discoveries, improvement, products, documents or other results of the professional services, trade secrets, product data and specifications, proprietary rights, business affairs, product developments, customer information or employee information. Confidential information does not include any information that:

               (i) Ogilvy PR can prove was known to it prior to the date of this agreement and any other agreement between the parties hereto, without an obligation to keep it confidential;

               (ii) Ogilvy PR can prove was lawfully obtained from a third party without any obligation of confidentiality; or

               (iii) Is or becomes part of the public domain through no act or violation of any obligation of O&MPR.

          (b) Ogilvy PR acknowledges and agrees that the confidential information constitutes valuable trade secrets of "CLIENT". Ogilvy PR shall keep all confidential information in confidence and shall not, at any time during or after the term of this agreement, without "CLIENT's" prior written consent, disclose or otherwise make available, directly or indirectly, any item of confidential information to anyone other than Ogilvy PR employees who need to know the same in performance of their


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               professional services. Ogilvy PR shall use confidential
               information only in connection with the performance of professional services hereunder and for no other purpose. Ogilvy PR shall inform its employees of the trade secret, proprietary and confidential nature of the confidential information.

     11) "CLIENT" agrees that "CLIENT" will not (without the previous written consent of the Consultancy) at any time prior to the elapse of twelve months from the date "CLIENT" ceases to be a client of the Consultancy either solicit or employ directly or indirectly the services of any employee or former employee of the Consultancy who has at any time been engaged on "CLIENT's" work or any firm or company of which such an employee becomes a director, manager, agent or employee during such period.

     12) A review of work performance and compensation terms will take place in one months time as Ogilvy PR and "CLIENT" prepare for launch activities.

     13) This agreement may be cancelled by either party upon ninety (30) days' written notice. You will not be liable for any monthly retainer bills or other fees or expenses incurred after the effective date of such termination.

     14) This agreement shall be governed in accordance with the laws of China.

     15) Ogilvy PR will not undertake work with any new account which directly competes with the business of "CLIENT," without prior approval by "CLIENT."

     16) This agreement covers "CLIENT's" pre-launch public relations activities. This agreement will be followed by another supplemental contract covering launch activities and advertising terms.

If the above correctly sets forth your understanding of our agreement, kindly sign and return one (1) copy of this letter and retain one original copy for your files.

We appreciate the confidence you have placed in Ogilvy PR.

Sincerely,

Ogilvy Public Relations Worldwide              Accepted & Agreed Upon
Worldwide


/s/  illegible                                 /s/  illegible
-----------------------------------            ----------------------------
6/23/99                                        6/23/99
-----------------------------------            ----------------------------
Date                                            Date


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                      [Attachment to Letter of Agreement]

Ogilvy Public Relations Worldwide            4th floor,
                                             The Everbright Blue Diamond Tower,
                                             No. 1 Sheng Gu Zhong Lu,
                                             Dong Cheng District,
                                             Beijing, China, 100029
                                             Tel: 8610-6443-6488
                                             Fax: 8610-6443-6499
                                             www.ogilvypr.com


MyWeb Details And Costs:

1.  Launch Day Activities
                     -->     [***]
                     -->     [***]
                     -->     [***]


       -->    Costs:

               -->   Fee:                               US        [***]
               -->   OOP:                               US        [***]
               -->   Additional Press Releases          US        [***]
                                                        -----------------
               -->   Total                              US        [***]

2.  Focused One-On-One Influential Media Interviews

       -->      [***]

                  -->  Fee:              US$  [***]

                  Total: (Focused One-on-One Influential Media Interviews +
                         Launch Day Activities):

                  Total:   US$  [***]


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[***] Portions of this page have been omitted pursuant to a request for
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